                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                               -------------------

                                    FORM 8-K

                               -------------------


                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) - April 30, 2002



                                 ---------------



                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)




              DELAWARE                                 11-2234952
      (State or other jurisdiction                 (I.R.S. Employer
      of incorporation or organization)            Identification No.)




                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)



                                 (631) 435-6000
              (Registrant's telephone number, including area code)



                               -------------------

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

On April 30, 2002, Standard Microsystems Corporation replaced Arthur Andersen LLP as its independent accountants. The Audit Committee of the registrant's board of directors recommended, and the registrant's board approved, the decision to change independent accountants.

Arthur Andersen LLP's report on the registrant's financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and any subsequent period through April 30, 2002, there was no disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference thereto in its report on the registrant's consolidated financial statements, and there were no reportable events, as defined in Regulation S-K
Item 304(a)(1)(v).

The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 7, 2002, is filed as Exhibit 16 to this Form 8-K.

On May 7, 2002, the registrant engaged PricewaterhouseCoopers LLP as its new independent accountants for the fiscal year ended February 28, 2003. During the registrant's two most recent fiscal years and any subsequent period through May 7, 2002, the registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, in respect of which either a written report was provided to the registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits

Exhibit 16 - Letter from Arthur Andersen LLP, filed with this document.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)


                        By   /s/ ANDREW M. CAGGIA
                             --------------------
                             Andrew M. Caggia
                             Senior Vice President and Chief Financial Officer, and Director
                             (Principal Financial Officer)




Date: May 7, 2002

                                  EXHIBIT INDEX
                                  --------------


Exhibit Number      Description
--------------      -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 7, 2002.

EXHIBIT 16
----------




May 7, 2002




Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Commissioners:

We have read the first through fourth paragraphs of Item 4 included in the Form 8-K dated May 7, 2002 of Standard Microsystems Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

Arthur Andersen LLP